EXHIBIT 31.1

OFFICER’S CERTIFICATION PURSUANT TO SECTION 302 OF SARBANES OXLEY ACT

I, Jason Smart, certify that:

1.  I have reviewed this annual report on Form 10-K for the year ended December 31, 2009 of Medical Makeover Corporation of America;

2. Based on my knowledge, this annual report  does  not  contain  any  untrue statement of a material fact or omit to state a material fact  necessary in order to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

3. Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition,  results of operations and cash flows of the registrant as of, and for, the periods presented in this annual report;

4. The registrant's  other  certifying  officer(s)  and I are responsible for establishing and maintaining  disclosure controls and procedures (as  defined in  Exchange  Act Rules  13a-14 and  15d-14) for the registrant and have, as of the amended Form 10-K for the period ended December 31, 2007:

a) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b) designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c) evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and;

d) disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter (the registrant’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5. The registrant's other certifying officer(s) and I have disclosed, based on our most recent evaluation, to the small business issuer's auditors and the audit committee of the small business issuer's board of directors (or persons performing the equivalent functions):

(a) All significant deficiencies in the design or operation of internal controls which could adversely affect the registrant’s ability to record, process, summarize and report financial data and have identified for the registrant’s auditors any material weakness in internal controls; and

(b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the small business issuer’s internal controls.

Date: October 28, 2010
By: /s/ Jason Smart
Jason Smart
Chief Executive Officer
Chief Financial Officer